SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):
                                              November 6, 1997 (October 23,1997)
                                              ----------------------------------


                             RANCON REALTY FUND III,
                        A CALIFORNIA LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)


   California                  0-13157           33-0023868
  (State or other         (Commission          (IRS Employer
  jurisdiction of           File Number)        I.D. Number)
  incorporation)


        400 South El Camino Real, Suite 1100, San Mateo, California 94402
                    (Address of principal executive offices)

Registrant's Telephone number, including area code:         (650) 343-9300
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Item 2.       ACQUISITION OR DISPOSITION OF ASSETS

On October 23, 1997, Rancon Realty Fund III, a California Limited Partnership ("the Partnership"), sold Civic Center II, a 17,750 square foot office building located at 8280 Utica Avenue in Rancho Cucamonga, California to Scottsdale Financial, an unrelated party, for $750,000. The sale proceeds were used to pay settlement and other closing costs with the remaining net proceeds of $683,000 added to the Partnership's cash reserves.

Item 7.       FINANCIAL STATEMENTS

As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Partnership to provide the financial statements required by Item 7 (b)
(1) of Form 8-K. In accordance with Item 7 (a) (4) of Form 8-K, the Partnership will file such financial statements through a Current Report Form 8-K/A no later than 60 days after November 6, 1997.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  RANCON REALTY FUND III,
                                  A CALIFORNIA LIMITED PARTNERSHIP
                                  (Registrant)




Date:  November 6, 1997        By: /s/ Daniel L. Stephenson
                                   ---------------------------
                               Daniel L. Stephenson
                               General Partner and Director, President, Chief
                               Executive Officer and Chief Financial Officer of
                               Rancon Financial Corporation, General Partner of
                               Rancon Realty Fund III, a California Limited
                               Partnership


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